UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported): November 2, 2011

ROCK-TENN COMPANY
(Exact name of registrant as specified in charter)

Georgia	1-12613	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2011, the Compensation Committee of the Board of Directors of the Company authorized the amendment of the Rock-Tenn Company Supplemental Executive Retirement Plan (which we refer to as the “SERP”) to modify the level 3 benefit to eliminate the maximum service credit of 15 years such that there will be no maximum service credit and to provide that the level 3 benefit will provide a benefit payable immediately following the participant’s retirement from the Company, rather than at age 65 and to eliminate any provision relating to change in control of the Company.  Currently, only our CEO, James A. Rubright, participates in the SERP at benefit level 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 2, 2011

ROCK-TENN COMPANY
(Registrant)

		By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh

Title: Executive Vice President,
General Counsel and Secretary